Exhibit 10.2

FOURTH AMENDMENT TO THE FIXED PRICE TURNKEY AGREEMENT FOR THE ENGINEERING, PROCUREMENT AND CONSTRUCTION OF TRAINS 1 AND 2 OF THE RIO GRANDE NATURAL GAS LIQUEFACTION FACILITY

THIS FOURTH AMENDMENT TO THE FIXED PRICE TURNKEY AGREEMENT FOR THE ENGINEERING, PROCUREMENT AND CONSTRUCTION OF TRAINS 1 AND 2 OF THE RIO GRANDE NATURAL GAS LIQUEFACTION FACILITY (this “Amendment”) is made and executed as of the 29th day of April, 2022 (the “Amendment Effective Date”), by and between Rio Grande LNG, LLC, a Texas limited liability company (“Owner”) and Bechtel Energy Inc. (f/k/a Bechtel, Oil, Gas and Chemicals, Inc.), a corporation organized under the laws of Delaware (“Contractor”).

RECITALS

WHEREAS, Owner and Contractor entered into that certain Fixed Price Turnkey Agreement for the Engineering, Procurement and Construction of Trains 1 and 2 of the Rio Grande Natural Gas Liquefaction Facility dated May 24, 2019, as amended by that certain First Amendment dated April 22, 2020, that certain Second Amendment dated October 5, 2020 and that certain Third Amendment dated March 5, 2021 (collectively, the “Agreement”) (capitalized terms defined therein having the same meaning when used herein).

WHEREAS, Owner and Contractor wish to amend the Agreement on the terms set forth herein.

AMENDMENT

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1.    Definition of Final NTP Deadline. In Section 5.2E.3 of the Agreement, “July 31, 2022” shall be deleted and replaced with “July 31, 2023”.

2.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the state of Texas (without giving effect to the principles thereof relating to conflicts of law).

3.    Counterparts. This Amendment may be signed in any number of counterparts and each counterpart (when combined with all other counterparts) shall represent a fully executed original as if one copy had been signed by each of the Parties. Electronic signatures shall be deemed as effective as original signatures.

4.    No Other Amendment. Except as expressly amended hereby, the terms and provisions of the Agreement remain in full force and effect and are ratified and confirmed by Owner and Contractor in all respects as of the Amendment Effective Date.

5.    Miscellaneous Provisions. The terms of this Amendment are hereby incorporated by reference into the Agreement. This Amendment shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns. The recitals set forth in the recitals above are incorporated herein by this reference. Captions and headings throughout this Amendment are for convenience and reference only and the words contained therein shall in no way be held to define or add to the interpretation, construction, or meaning of any provision.

[Signature Page Follows]

 IN WITNESS WHEREOF, Owner and Contractor have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

Owner:

RIO GRANDE LNG, LLC

By: /s/ Ivan Van der Walt

Name: Ivan Van der Walt

Title: Chief Operating Officer

Contractor:

BECHTEL ENERGY INC.

By:/s/ Steven M. Smith

Name: Steven M. Smith

Title: Principal Vice President